US-DOCS\135492894.1 UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 Filed by the Registrant Filed by a Party other than the Registrant Check the appropriate box: Preliminary Proxy Statement Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) Definitive Proxy Statement Definitive Additional Materials Soliciting Material Pursuant to § 240.14A-12 (Name of Registrant as Specified in its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box): Payment of Filing Fee (Check all boxes that apply): No fee required. Fee paid previously with preliminary materials. Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! RESMED INC. 9001 SPECTRUM CENTER BLVD. SAN DIEGO, CA 92123 ATTN: AMY WAKEHAM RESMED INC. 2022 Annual Meeting Date: November 16, 2022 Time: 4:30 p.m. (US Pacific Time) November 17, 2022 Time: 11:30 a.m. (Australian Eastern Time) 8:30 a.m. (Singapore Time) Live webcast: Meeting live via the internet-please visit www.virtualshareholdermeeting.com/RMD2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D90990-P80595 You invested in RESMED INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. Important notice regarding the availability of proxy materials for the stockholder meeting to be held on November 16, 2022 (US Time)/ November 17, 2022 (Australian and Singapore Time). Get informed before you vote View the Notice, Proxy Statement, and Form 10-K online at www.ProxyVote.com, OR you can receive a free paper or email copy of the materials. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit http://www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@ProxyVote.com, by November 2, 2022. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Virtually at: www.virtualshareholdermeeting.com/RMD2022 Vote Virtually at the Meeting* November 16, 2022 at 4:30 p.m. (US Pacific Time) November 17, 2022 at 11:30 a.m. (Australian Eastern Time), 8:30 a.m. (Singapore Time)

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D90991-P80595 1. Elect ten directors, each to serve until our 2023 annual meeting and until their successors are elected and qualified. The nominees for election as directors at the 2022 annual meeting are: Continuing directors: 1b. Jan De Witte 1c. Karen Drexler 1a. Carol Burt 1d. Michael Farrell 1e. Peter Farrell 1f. Harjit Gill 1g. John Hernandez 1h. Richard Sulpizio 1i. Desney Tan 1j. Ronald Taylor 2. Ratify our selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2023. For For For For For For For For For For For For 3. Approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed in the proxy statement (“say-on-pay”).